                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report

                        (Date of earliest event reported)

                                October 20, 2003


                                CSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                         0-21714                  34-1687530
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


6 West Jackson Street, P.O. Box 232, Millersburg, Ohio              44654
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (330) 674-9015
                                                          --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item  7. Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit Number   Description of Exhibit
         --------------   ----------------------
              99.1        Quarterly Report to Shareholders of CSB Bancorp, Inc.,
                          dated September 30, 2003


Item 12. Results of Operations and Financial Condition.

On October 20, 2003, CSB Bancorp, Inc. mailed its Quarterly Report to Shareholders reporting its financial results for the third quarter ended September 30, 2003. The text of the report is attached as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CSB BANCORP, INC.


Date: October 20, 2003                        By: /s/ A. Lee Miller
                                            --------------------------------
                                                       Senior Vice President and
                                                         Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------
      99.1        Quarterly Report to Shareholders of CSB Bancorp, Inc., dated
                               September 30, 2003